Exhibit 10.1
Execution Version

AMENDMENT NO. 1 AND BORROWING BASE AGREEMENT

This AMENDMENT NO. 1 AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of April 29, 2024, is among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the “Borrower”), each of the Subsidiary Guarantors party hereto, each of the undersigned financial institutions party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
Recitals
A.    WHEREAS, the Borrower, each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to that certain Credit Agreement dated as of December 9, 2022 (as in effect immediately prior to the execution hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Agreement, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    WHEREAS, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders party hereto have agreed to (i) reaffirm the Borrowing Base, (ii) increase the Aggregate Commitments to $2,500,000,000 pursuant to Section 2.19 of the Existing Credit Agreement and increase the Maximum LC Issuance Amount to $500,000,000 and (iii) make certain amendments and modifications to the Existing Credit Agreement, in each case as set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement.
Section 2.Borrowing Base. Each of the parties hereto agrees that, for the period from and including the Amendment Effective Date until the next Redetermination Date or other adjustment pursuant to the Credit Agreement, the Borrowing Base shall be $3,500,000,000. The reaffirmation of the Borrowing Base contained in this Section 2 is the Scheduled Redetermination to occur on or about April 15, 2024, and this Agreement is the New Borrowing Base Notice with respect to such Scheduled Redetermination. The Borrower hereby confirms receipt of the New Borrowing Base Notice pursuant to Section 2.20(d) of the Credit Agreement.
Section 3.Incremental Increase; Assignment and Assumption.
3.1    Pursuant to Section 2.19 of the Existing Credit Agreement, the Borrower hereby elects an Incremental Increase, effective as of the Amendment Effective Date. After giving effect to such Incremental Increase, the Aggregate Commitments are $2,500,000,000. In connection with such Incremental Increase, the Borrower will (a) obtain additional Commitments from the following existing Lenders: JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, The Toronto-Dominion Bank, New York Branch, Truist Bank, Wells Fargo Bank, N.A., Canadian Imperial Bank of Commerce, New York Branch, Goldman Sachs Bank, USA, Morgan Stanley Bank, N.A., Fifth Third Bank, National Association, BOKF, NA dba Bank of Oklahoma, and Comerica Bank (each, an “Increasing Lender” and, collectively, the “Increasing Lenders”) and (b) cause the following Persons who are not currently Lenders to become Lenders: Citizens Bank, N.A. and Regions Bank (each, an “Additional Lender” and, collectively, the “Additional Lenders”). Pursuant to Section 2.19(a) of the Existing Credit Agreement, the Administrative Agent, the Swingline Lender and each Issuing Bank hereby consent to the Incremental Increase set forth in this Section 3.
3.2    In connection with the Incremental Increase set forth in this Section 3, the Administrative Agent, Borrower, Swingline Lender, each Issuing Bank, each Increasing Lender and each Additional Lender hereby agree that, pursuant to Section 2.19(b) of the Existing Credit Agreement: (a) this Section 3 shall constitute written notice to the Administrative Agent of such Incremental Increase; (b) such Incremental Increase is in an amount that is an integral multiple of $5,000,000 and not less than $25,000,000; (c) after giving effect to such Incremental Increase, the Aggregate Commitments do not exceed the Borrowing Base then in effect (as reaffirmed pursuant to Section 2 hereof); (d)(i) such Incremental Increase shall be on the exact same terms and pursuant to the exact same documentation applicable to the Existing Credit Agreement (other than with respect to any fees or discounts payable in connection with such Incremental Increase as contemplated by Section 2.19(b)(vi) of the Existing Credit Agreement) and (ii) the Applicable Rate shall not be increased, modified or amended in connection with such Incremental Increase; and (e) this Agreement shall constitute an Incremental Agreement.
3.3    In addition to the Incremental Increase set forth in this Section 3, DNB Capital LLC (the “Exiting Lender”) has decided to exit the Existing Credit Agreement as a Lender and assign at par its Commitment in a manner consistent with the last two sentences of Section 3.4 and in a manner reasonably determined by the Administrative Agent sufficient to achieve the outcome specified in Section 3.4(g). The Exiting Lender shall execute and deliver a signature page hereto that identifies it as the Exiting Lender, and the Exiting Lender shall be a party to this Agreement solely for the purposes of this Section 3.
3.4    On and subject to the occurrence of the Amendment Effective Date, pursuant to Section 2.19(c) of the Existing Credit Agreement and after giving effect to the Exiting Lender provisions set forth in Section 3.3: (a) the Aggregate Commitments shall be increased automatically by $500,000,000 without further action by the Borrower, the Administrative Agent and the Issuing Banks or any Lender; (b) Schedule 2.01 of the Existing Credit Agreement shall be amended to add each Additional Lender’s Commitment and to reflect the increase in the Commitment of each Increasing Lender, and the Applicable Percentages of the Lenders shall be adjusted accordingly to reflect the Incremental Increase of each Additional Lender and/or each Increasing Lender; (c) the Exiting Lender shall not have an Applicable Percentage, Commitment, Credit Exposure or any participations in Letters of Credit; (d) the Exiting Lender shall cease to be a party to the Credit Agreement, and the Exiting Lender shall not have any rights, duties or obligations thereunder (but shall continue to be entitled to the benefits of Section 2.13, Section 2.15 and Section 9.03 of the Credit Agreement); (e) each of the parties hereto hereby agrees that

(i) Schedule 2.01 attached hereto replaces Schedule 2.01 of the Existing Credit Agreement and that each Lender’s Applicable Percentage and Commitments are as set forth on such Schedule 2.01 attached hereto and (ii) this Agreement constitutes the Administrative Agent’s distribution to the Borrower, the Administrative Agent, each Issuing Bank, the Swingline Lender and each Lender of such revised Schedule 2.01; (f) each Additional Lender shall be deemed to be a party in all respects to the Existing Credit Agreement (and the Credit Agreement after giving effect to the Amendment Effective Date) and any other Loan Documents to which the Lenders are a party; and (g) each Increasing Lender and each Additional Lender (and certain of the other Lenders as may be necessary to give effect to the Exiting Lender provisions set forth in Section 3.3) shall purchase at par a pro rata portion of the outstanding Loans (including participations in the aggregate amount available to be drawn under any Letter of Credit and any Swingline Loans (it being understood that such participation interest shall be in lieu of a direct assignment of Swingline Loans)) of each of the other Lenders and the Exiting Lender such that each Lender (including each Increasing Lender and each Additional Lender) shall hold its respective Applicable Percentage of the outstanding Loans (and participation interests in (i) amounts available to be drawn under any Letter of Credit and (ii) any Swingline Loans (it being understood that such participation interest shall be in lieu of a direct assignment of Swingline Loans)) as reflected in Schedule 2.01 attached hereto. Such purchases shall be effected by assignments and assumptions made pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit A to the Existing Credit Agreement as if each applicable party hereto had executed and delivered, or consented to, an Assignment and Assumption (with the Effective Date, as defined therein, being the Amendment Effective Date) or, at the election of the Administrative Agent, such other form as the Administrative Agent shall reasonably require. In connection with, and for purposes of, the assignments and assumptions effected by this Agreement only, the Administrative Agent waives the processing and recordation fee under Section 9.04(b)(ii)(C) of the Existing Credit Agreement.
Section 4.Issuing Bank Agreement. Pursuant to Section 2.04(i)(iv) of the Existing Credit Agreement, the Borrower hereby designates Canadian Imperial Bank of Commerce, New York Branch and Citizens Bank, N.A. as additional Issuing Banks (each an “Additional Issuing Bank” and, collectively, the “Additional Issuing Banks”), effective as of the Amendment Effective Date. Each Additional Issuing Bank accepts the appointment as an Issuing Bank and agrees that its LC Issuance Limit is the amount set forth opposite its name on Schedule 1.01C attached hereto. On the Amendment Effective Date, Schedule 1.01C of the Existing Credit Agreement will be replaced with that set forth on Schedule 1.01C hereto. The Administrative Agent, the Borrower and each Additional Issuing Bank acknowledge and agree that (a) this Section 4 constitutes notice by the Borrower to the Administrative Agent and the Lenders of the designation of each Additional Issuing Bank as an Issuing Bank pursuant to Section 2.04(i)(iv) of the Existing Credit Agreement and (b) this Agreement is an Issuing Bank Agreement that satisfies the requirements of Section 2.04(i)(iv) of the Existing Credit Agreement. On and after the Amendment Effective Date, each Additional Issuing Bank shall have all the rights and obligations of an Issuing Bank under the Existing Credit Agreement and the other Loan Documents and references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to include each such Additional Issuing Bank in its capacity as an Issuing Bank. The Borrower and JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, The Toronto-Dominion Bank, New York Branch, Truist Bank and Wells Fargo Bank, N.A. (each an “Increasing Issuing Bank” and, collectively, the “Increasing Issuing Banks”) hereby agree that the greater amounts set forth on Schedule 1.01C hereto opposite each

Increasing Issuing Bank’s name constitute each Increasing Issuing Bank’s LC Issuance Limit on the Amendment Effective Date.
Section 5.Amendments. On the Amendment Effective Date, the following amendments to the Existing Credit Agreement shall become effective.
5.1Amendment to Cover Page. The sole instance of:
JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIBANK, N.A.,
MIZUHO BANK, LTD., PNC CAPITAL MARKETS LLC, RBC CAPITAL MARKETS1, TD SECURITIES (USA) LLC, TRUIST SECURITIES, INC. and WELLS FARGO SECURITIES, LLC
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,
MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK and WELLS FARGO BANK, N.A.,
as Co-Syndication Agents
on the cover page of the Existing Credit Agreement is hereby replaced with:
JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A.,
CITIZENS BANK, N.A., MIZUHO BANK, LTD., PNC CAPITAL MARKETS LLC, RBC CAPITAL MARKETS2, TD SECURITIES (USA) LLC, TRUIST SECURITIES, INC. and WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A., CITIZENS BANK, N.A.,
MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK and WELLS FARGO BANK, N.A.,
as Co-Syndication Agents
5.2Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(a)The defined term “First Amendment Effective Date” is added in the appropriate alphabetical order to read in its entirety as follows:
1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.
2 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

“First Amendment Effective Date” means the Amendment Effective Date, as defined in that certain Amendment No. 1 and Borrowing Base Agreement, dated as of April 29, 2024, among the Borrower, the Subsidiary Guarantors party thereto, each of the Lenders party thereto and the Administrative Agent.
(b)    The following defined terms are amended to read in their entirety as follows:
“Aggregate Commitments” means the aggregate of the Commitments of all of the Lenders, as reduced or increased from time to time pursuant to the terms and conditions hereof. As of the First Amendment Effective Date, the Aggregate Commitments equal $2,500,000,000.
“Change of Control” means that (a) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934) shall beneficially own, directly or indirectly, 35% or more of the common stock or other voting securities of the Borrower; or (b) any event that constitutes a “Change of Control” (or similar defined term) as defined in any of the Senior Notes Indentures or other definitive agreement in respect of Permitted Unsecured Indebtedness constituting Material Indebtedness (other than, with respect to such event, any such Material Indebtedness of an issuer or borrower that is then being acquired by the Borrower or any Restricted Subsidiary in a Permitted Acquisition or other acquisition or Investment permitted hereunder) shall have occurred that permits the acceleration of, or requires the Borrower to purchase or offer to purchase, the applicable Senior Notes or Permitted Unsecured Indebtedness and such event is not otherwise the subject of any covenant in Article VI or any other Event of Default.
“Co-Syndication Agent” means each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Branch, Citibank, N.A., Citizens Bank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, The Toronto-Dominion Bank, New York Branch, Truist Bank and Wells Fargo Bank, N.A., and, collectively, the “Co-Syndication Agents”.
“Joint Lead Arranger” means each of JPMorgan, BOFA Securities, Inc., Canadian Imperial Bank of Commerce, New York Branch, Citibank, N.A., Citizens Bank, N.A., Mizuho Bank, Ltd., PNC Capital Markets LLC, RBC Capital Markets3, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, and, collectively, the “Joint Lead Arrangers”.
3 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

“Maximum LC Issuance Amount” means $500,000,000.
5.3Amendments to Section 5.12. Section 5.12 of the Existing Credit Agreement is hereby amended as follows:
(a)Section 5.12(b) is amended by replacing the phrase “Subject to Section 5.16(d)” with the phrase “Subject to Section 5.12(c) and Section 5.16(d)”.
(b)A new Section 5.12(c) is added to read in its entirety as follows:
(c)    Notwithstanding Section 5.12(b), at all times during any Borrowing Base Period, with respect to each Deposit Account or Securities Account of a Restricted Subsidiary that is acquired in a Permitted Acquisition or other acquisition or Investment permitted hereunder and that becomes a Subsidiary Guarantor, such Subsidiary Guarantor (i) may deposit, or cause to be deposited cash and cash equivalents (other than any proceeds of the Loans, except with respect to amounts deposited into Excluded Accounts as permitted pursuant to the definition thereof) in its Deposit Accounts and Securities Accounts existing immediately prior to any such transaction that are not Controlled Accounts solely in order to maintain continuity of operations of such Subsidiary Guarantors in the ordinary course of business following the consummation of such Permitted Acquisition or other acquisition or Investment permitted hereunder and (ii) shall have one-hundred-twenty (120) days following the effective date of the consummation of such Permitted Acquisition or other acquisition or Investment permitted hereunder (or such longer period as the Administrative Agent may agree in its sole discretion) to cause each such Deposit Account and Securities Account (excluding Excluded Accounts and any such Deposit Account or Securities Account that is closed) to be a Controlled Account.
5.4Amendment to Section 6.01(b)(ii). Section 6.01(b)(ii) of the Existing Credit Agreement is hereby amended by adding the phrase “to the Borrower or” immediately after the phrase “during any Interim Investment Grade Period,” and immediately before “to a Wholly-Owned Subsidiary that is a Restricted Subsidiary”.
5.5Amendment to Section 6.03(k). Section 6.03(k) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:
(k)    (i)(A) Indebtedness of Restricted Subsidiaries (I) incurred (including available undrawn committed amounts) prior to such Person becoming a Restricted Subsidiary pursuant to a Permitted Acquisition or other acquisition or Investment permitted hereunder or (II) incurred (including available undrawn committed amounts) at the time the applicable Property securing such Indebtedness was acquired pursuant to a Permitted Acquisition or other acquisition or Investment permitted hereunder; provided that, in each case, (x) such Indebtedness was not created (or drawn or funded) in anticipation of, or to fund consideration for, such Person becoming a Restricted Subsidiary or such Permitted Acquisition, acquisition or Investment; (y) if secured, such Indebtedness is only secured under Section 6.02(i) and (z) immediately after giving pro forma effect to such Person becoming a Restricted Subsidiary or the Permitted Acquisition, acquisition or Investment, the Payment Conditions are satisfied (and assuming for such determination that all undrawn committed amounts are fully drawn) and (B) any assumption by the Borrower or any other Restricted Subsidiary of any Indebtedness permitted under clause (i)(A) so long as the Payment Conditions are satisfied at the time of such assumption and (ii) Permitted Refinancing Indebtedness in respect thereof;
5.6Amendment to Cover Page of Exhibit C. The sole instance of:
JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIBANK, N.A.,
MIZUHO BANK, LTD., PNC CAPITAL MARKETS LLC, RBC CAPITAL MARKETS4, TD SECURITIES (USA) LLC, TRUIST SECURITIES, INC. and WELLS FARGO SECURITIES, LLC
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CITIBANK, N.A.,
MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK and WELLS FARGO BANK, N.A.,
as Co-Syndication Agents
on the cover page of Exhibit C (Post-Investment Grade Date Credit Agreement) of the Existing Credit Agreement is hereby replaced with:
JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A.,
CITIZENS BANK, N.A., MIZUHO BANK, LTD., PNC CAPITAL MARKETS LLC, RBC CAPITAL MARKETS5, TD SECURITIES (USA) LLC, TRUIST SECURITIES, INC. and WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A., CITIZENS BANK, N.A.,
MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK and WELLS FARGO BANK, N.A.,
as Co-Syndication Agents
4 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.
5 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

5.7Amendments to Section 1.01 of Exhibit C. The following defined terms contained in Exhibit C of the Existing Credit Agreement are amended to read in their entirety as follows:
“Change of Control” means that (a) any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934) shall beneficially own, directly or indirectly, 35% or more of the common stock or other voting securities of the Borrower; or (b) any event that constitutes a “Change of Control” (or similar defined term) as defined in any of the Senior Notes Indentures (other than, with respect to such event, any Senior Notes Indenture of an issuer or borrower that is then being acquired by the Borrower or any Restricted Subsidiary in a Permitted Acquisition or other acquisition or Investment permitted hereunder) shall have occurred that permits the acceleration of, or requires the Borrower to purchase or offer to purchase, the applicable Senior Notes and such event is not otherwise the subject of any covenant in Article VI or any other Event of Default.
“Co-Syndication Agent” means each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Branch, Citibank, N.A., Citizens Bank, N.A., Mizuho Bank, Ltd., PNC Bank, National Association, Royal Bank of Canada, The Toronto-Dominion Bank, New York Branch, Truist Bank and Wells Fargo Bank, N.A., and, collectively, the “Co-Syndication Agents”.
“Joint Lead Arranger” means each of JPMorgan, BOFA Securities, Inc., Canadian Imperial Bank of Commerce, New York Branch, Citibank, N.A., Citizens Bank, N.A., Mizuho Bank, Ltd., PNC Capital Markets LLC, RBC Capital Markets6, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, and, collectively, the “Joint Lead Arrangers”.
“Maximum LC Issuance Amount” means $500,000,000.
Section 6.Conditions Precedent. This Agreement shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Existing Credit Agreement):
6.1    The Administrative Agent shall have received from the Borrower, each Subsidiary Guarantor, Lenders constituting at least the Required Lenders (after giving effect to the Incremental Increase in Section 3 hereof), each Increasing Lender, each Additional Lender, each Additional Issuing Bank, each Issuing Bank, the Exiting Lender and the Swingline Lender counterparts of this Agreement signed on behalf of such Persons (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page).
6 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

6.2    The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying that the representations and warranties contained in Section 7.2(b) are true and correct.
6.3    The Administrative Agent shall have received all fees and other amounts due and payable to it on or prior to the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under the Credit Agreement or under any other Loan Document (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).
6.4    Pursuant to Section 2.19(b) of the Existing Credit Agreement:
(a)    To the extent that there are any Term Benchmark Borrowings or RFR Borrowings outstanding on the Amendment Effective Date, the Borrower shall have paid compensation to the extent and as required by Section 2.14 of the Credit Agreement in connection with the Incremental Increase set forth in Section 3 hereof.
(b)    The Borrower shall have paid to the Administrative Agent, for payment to each Increasing Lender and each Additional Lender, as applicable, any fees payable in the amounts and at the times separately agreed upon among the Borrower, the Administrative Agent and such Lender or Lenders in connection with the Incremental Increase set forth in Section 3 hereof.
For purposes of determining compliance with the conditions specified in this Section 6, each Person that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received notice from such Person prior to the proposed Amendment Effective Date specifying its objection thereto. Each party hereto hereby authorizes and directs the Administrative Agent to declare this Agreement to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 7.Miscellaneous.
7.1Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the Amendment Effective Date.
7.2Ratification and Affirmation; Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby (a) acknowledges and agrees to the terms of this Agreement and the Existing Credit Agreement as amended by this Agreement, (b) represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Borrower or Subsidiary Guarantor set forth in the Credit Agreement, this Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof (or, in the case of any such representations and warranties that are qualified as to materiality or Material Adverse

Effect in the text thereof, such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent made as of a specific date, which representations and warranties are true and correct in all material respects as of such specific date (or, in the case of any such representation and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties are true and correct in all respects as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (c) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document.
7.3Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Subject to Section 9.06(b) of the Credit Agreement, delivery of this Agreement by Electronic Signature shall be effective as delivery of a manually executed counterpart hereof.
7.4Integration. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.5GOVERNING LAW. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
7.6Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The express terms of Section 9.09 and Section 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
7.7Payment of Expenses. Pursuant to Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.
7.8Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.9Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement (including any Affiliate of any Issuing Bank that issues any Letter of Credit).
7.10Loan Documents. This Agreement is a Loan Document.
7.11No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as expressly provided herein. Section 9.02(a) of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Borrower and each Subsidiary Guarantor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herein. This Amendment shall not constitute a novation of the Credit Agreement, or any of the other Loan Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Amendment Effective Date.

BORROWER:	CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Mohit Singh
	Name:	Mohit Singh
	Title:	Executive Vice President and Chief Financial Officer

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

SUBSIDIARY GUARANTORS:
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C., on behalf of itself and as general partner of
CYPRESS E&D HOLDINGS, LP
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as general partner of
CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as the general partner of
EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
WINTER MOON ENERGY CORPORATION
BRIX OIL & GAS HOLDINGS GP LLC, on
behalf of itself and as the general partner of
BRIX OIL & GAS HOLDINGS LP
BRIX OPERATING LLC
BRIX FEDERAL LEASING CORPORATION
CYPRESS EXPLORATION & DEVELOPMENT LLC
CYPRESS OIL & GAS LLC
TWIN HILLS MARCELLUS, LLC
VINE MANAGEMENT SERVICES LLC
VINE MINERALS LLC
VINE OIL & GAS GP LLC, on behalf of itself and as the general partner of
VINE ENERGY OPERATING LP
VINE OIL & GAS PARENT GP LLC, on behalf of itself and as the general partner of
VINE OIL & GAS PARENT LP
RIVIERA 2000 PA, LLC
CHESAPEAKE MINERALS LLC

	By:	/s/ Mohit Singh
	Name:	Mohit Singh
	Title:	Executive Vice President and Chief Financial Officer

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

ADMINISTRATIVE AGENT, SWINGLINE LENDER, INCREASING ISSUING BANK, AND INCREASING LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Arina Mavilian
	Name:	Arina Mavilian
	Title:	Managing Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Ajay Prakash
	Name:	Ajay Prakash
	Title:	Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

ADDITIONAL ISSUING BANK AND INCREASING LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

	By:	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

ISSUING BANK AND INCREASING LENDER:	CITIBANK, N.A.

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

ADDITIONAL ISSUING BANK AND ADDITIONAL LENDER:	CITIZENS BANK, N.A.

	By:	/s/ John Corley
	Name:	John Corley
	Title:	Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	MIZUHO BANK, LTD.

	By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Danielle Hudek
	Name:	Danielle Hudek
	Title:	Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	THE TORONTO-DOMINION BANK, NEW YORK BRANCH

	By:	/s/ Evans Swann
	Name:	Evans Swann
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	TRUIST BANK

	By:	/s/ Greg Krablin
	Name:	Greg Krablin
	Title:	Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING ISSUING BANK AND INCREASING LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Managing Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING LENDER:	GOLDMAN SACHS BANK USA

	By:	/s/ Andrew Vernon
	Name:	Andrew Vernon
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

ADDITIONAL LENDER:	REGIONS BANK

	By:	/s/ Cody Chance
	Name:	Cody Chance
	Title:	Managing Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas Kleiderer
	Name:	Thomas Kleiderer
	Title:	Managing Director

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING LENDER:	BOKF, NA DBA BANK OF OKLAHOMA

	By:	/s/ John Krenger
	Name:	John Krenger
	Title:	Senior Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

INCREASING LENDER:	COMERICA BANK

	By:	/s/ Cassandra Lucas
	Name:	Cassandra Lucas
	Title:	Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]

EXITING LENDER:	DNB CAPITAL LLC

	By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

	By:	/s/ George Philippopoulos
	Name:	George Philippopoulos
	Title:	Senior Vice President

[Chesapeake Energy Corporation - Amendment No. 1 Signature Page]